SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  October 30, 1997




                         BANYAN STRATEGIC REALTY TRUST
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



  Massachusetts                 0-15465                        36-3375345
(State of or other         (Commission File                  (I.R.S. Employer
 jurisdiction of                Number)                      Identification
 incorporation)                                                  Number)



150 South Wacker Drive, Suite 2900, Chicago, IL                   60606
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code            (312) 553-9800



This document consists of 3 pages.





















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ITEM 5.     OTHER INFORMATION

      On October 30, 1997, the Trust issued a Press Release, a copy of which is attached hereto as Exhibit (99.2) and is incorporated herein by reference.

      On November 18, 1997, the Trust issued a Press Release, a copy of which is attached hereto as Exhibit (99.3) and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements.  Not applicable.

      (b)   Pro Forma Financial Information.  Not applicable.

      (c)   Exhibits

            EXHIBIT NUMBER           DESCRIPTION

            Exhibit (99.2)           Press Release dated October 30, 1997

            Exhibit (99.3)           Press Release dated November 18, 1997













































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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 3, 1997              BANYAN STRATEGIC REALTY TRUST
                                           (Registrant)




                                     By:   /s/ JOEL L. TEGLIA
                                           ---------------------
                                           Joel L. Teglia
                                           Vice President,
                                           Chief Financial and
                                           Accounting Officer

















































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